Filed Pursuant to Rule 433

Issuer Free Writing Prospectus

Dated July 8, 2015

(To Preliminary Prospectus dated July 8, 2015)

Registration Statement No. 333-204847

On July 8, 2015, William Bishop, the Founder and Chairman of Blue Buffalo Pet Products, Inc. (the “Company”), sent an email message to non-management employees of the Company advising that a certain number of shares in the Company’s initial public offering will be issued by the Company at no cost to them through the platform maintained by LOYAL3 Securities, Inc. The content of that email is set forth below.

Information on, or accessible through, the LOYAL3 Securities, Inc. website or any of the websites cited in the email is not part of this Free Writing Prospectus, nor is it part of the preliminary prospectus or registration statement.

Subject: Blue Buffalo is Going Public. You’re Invited.

To: Our Herd Members:

Blue Buffalo is planning to offer shares of its common stock in an initial public offering (“IPO”). Treating Herd members as owners has always been an important part of how we’ve operated, so in recognition of our IPO, we will be gifting IPO shares to every one of our non-executive Herd members (both part-timers and full-timers).

You will not be required to outlay any of your own money to receive these shares – they are a GIFT, a thank you, a congratulations! In addition, since the value of the gifted shares is considered “taxable income” by the IRS, you will see it reflected as such in your pay stub and W-2. In order to help offset those taxes, if you accept the gift, Blue Buffalo will be giving you an additional cash gift equivalent to 25% of the value of your stock gift, which will also be reflected on your pay stub.

Your shares will be awarded through an easy-to-use platform operated by an online broker-dealer named LOYAL3. There are no transaction fees for you to receive your award. However, you must register an account on the LOYAL3 platform (three easy steps) to receive your shares BY JULY 21.

Click here to start the registration process

In order to claim your gift, you will need your employee ID number and email address in order to create an account with LOYAL3. Your employee ID number can be found on your check stub in the box entitled “file”. For Pet Detectives, this number is also the number you use to log your hours in Kronos. If you do not know your number and need to log in to ADP to retrieve it, a quick reminder is outlined below:

Step One: Login into WorkforceNow with ADP:

                 https://workforcenow.adp.com/public/index.htm

Step Two: From the “Home” screen, click on the “Myself” tab

Step Three: Then Click on“Pay”

Step Four: Then Click on “Pay Statements”

Step Five: Then Click on “View Check”

The ID number will be in the second box from the left under entitled “File.” It is 6 digits long.

How many shares will be included in the gift awards?

Your individual gift amount will be based on your role and tenure with the company and will be displayed on the LOYAL3 platform after you register.

How and when do I receive my shares?

To receive your shares, you must complete the registration before 4pm ET on July 21. Pet Detectives, please use the email address you use in connection with your work at Blue Buffalo.

Who is eligible to receive this gift?

You must be an employee as of July 15, 2015 and employed through July 21.

Can I buy additional shares with my own money?

Yes you can. Additional shares can be purchased on the LOYAL3 website after you complete your gift enrollment, or by visiting Blue Buffalo IPO through the LOYAL3 platform. You can purchase shares in our IPO through LOYAL3 in amounts ranging from $100-$2,500, with no transaction fees. Participation is on a first-come, first-served basis.

How do I sell my shares?

You can place your order to sell your shares through the LOYAL3 platform without any fees. Your sale orders placed before 2:00 pm (eastern time) on a trading day are combined with other sell orders in a daily batch, typically only once a day. Please note that the market price of the stock may change between the time you place your order and the time of the daily batch execution – resulting in a possible gain or loss, which may be significant.

Note, however, if you already own existing shares in Blue Buffalo or if you have elected to exercise options and sell shares in the IPO, you are party to the Investor Rights Agreement and therefore subject to certain transfer restrictions on your existing shares, including a restriction on your ability to sell more than the “Catch-up Amount” (as defined in the Investor Rights Agreement) as well as a lock-up period during which you will not be able to sell shares until 180 days after the pricing of the IPO. Therefore you will not be able to sell existing shares you own through the LOYAL3 platform. However, the gifted IPO shares you receive will not be subject to these transfer restrictions and may be sold through the LOYAL3 platform.

What if I have other questions?

For questions relating specifically to the online enrollment process, please contact LOYAL3 at 1.855.2LOYAL3 (1.855.256.9253) or email support@loyal3.com. For questions relating to your share award, please contact Jennifer Stites at [phone number] or email at [email address].

Important legal stuff

•	To view the preliminary prospectus for our IPO, click the prospectus link here.

•	For additional information about how the LOYAL3 platform works and related risks: LOYAL3 Overview & Risks

•	Blue Buffalo is currently in a so-called “quiet period” for the IPO. We are asking employees to refrain from commenting on or discussing the IPO at this time. Please refer to the publicity guidelines previously distributed to you.

•	This email pertains to you only, as an employee of Blue Buffalo, or one of its subsidiaries, and as a U.S. resident. This email, and any emails you may receive from LOYAL3 regarding your share award, may not be forwarded in whole or in part.

I sincerely believe Blue Buffalo is a very special company. We have a unique culture and a way of doing business that has made us successful and served pets, our passionate pet parents and Herd members well to date.

In the end, we’re all friends and family. All of us. And it is with this in mind that we’re including you in our IPO.

Sincerely,

Bill Bishop

Founder and Chairman

Blue Buffalo

More legal stuff:

Blue Buffalo Pet Products, Inc. (“Blue Buffalo”) has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Blue Buffalo has filed with the Securities and Exchange Commission for more complete information about Blue Buffalo and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Blue Buffalo, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling LOYAL3 Securities, Inc. toll-free at 1-855-256-9253 or by emailing support@loyal3.com. U.S. residents only.

LOYAL3 Securities, Inc., a U.S. registered broker-dealer, is acting as a co-manager in the offering.

Filed Pursuant to Rule 433

Issuer Free Writing Prospectus

Dated July 8, 2015

(To Preliminary Prospectus dated July 8, 2015)

Registration Statement No. 333-204847

On July 8, 2015, William Bishop, the Founder and Chairman of Blue Buffalo Pet Products, Inc. (the “Company”), sent an email message to certain employees of the Company advising that a certain number of shares to be offered in the Company’s initial public offering will be made available through the platform maintained by LOYAL3 Securities, Inc. The content of that email is set forth below.

Information on, or accessible through, the LOYAL3 Securities, Inc. website or any of the websites cited in the email is not part of this Free Writing Prospectus, nor is it part of the preliminary prospectus or registration statement.

Subject: Blue Buffalo is Going Public. You’re Invited.

To: Our Herd Members,

Welcome to our IPO.

Love them like family. Feed them like family. The word “family” is at the center of just about everything that we do.

In fact, the simple act of treating pets, their parents and Herd members like family has enabled our Blue Buffalo brand to become the #1 Wholesome Natural pet food and the #1 specialty channel brand in only ten years.

While with most IPOs, the term “friends and family” usually refers to a few select people, at Blue Buffalo you are our friends and family. It is in this spirit that we are offering you access to our IPO stock at the same price, and at the same time, as Wall Street.

At our request, the underwriters have reserved up to 5% of the common shares to be sold by Blue Buffalo in the IPO, to be offered through LOYAL3, for purchase by our Herd members at the initial public offering price.

The LOYAL3 Social IPO™ Platform is designed to democratize IPO participation, making it easy and affordable for large numbers of people to purchase shares in our IPO at the same price, and at the same time, as institutions and other large investors. Participation is on a first-come, first-served basis.

Individuals can elect to purchase shares in our IPO through LOYAL3 in amounts ranging from $100-$2,500, with no transaction fees. Should you choose to forward this email, you must do so without changes, in precisely this form (only by email, so hyperlink to the preliminary prospectus is active, and only to U.S. residents).

For more information, or to view a preliminary prospectus and to enroll, click: Blue Buffalo IPO through the LOYAL3 Platform.

Note, if you already own existing shares in Blue Buffalo or if you have elected to exercise options and sell shares in the IPO, you are party to the Investor Rights Agreement and therefore subject to certain transfer restrictions on your existing shares, including a restriction on your ability to sell more than the “Catch-up Amount” (as defined in the Investor Rights Agreement) as well as a lock-up period during which you will not be able to sell shares until 180 days after the pricing of the IPO. Therefore you will not be able to sell existing shares you own through the LOYAL3 platform. Additionally, we are asking employees to refrain from commenting on or discussing the IPO at this time. Please refer to the publicity guidelines previously distributed to you.

We know that without you we wouldn’t be the success we are today. This is the dawn of a new chapter for our family and we look forward to sharing the future with our new and extended family.

Thank you,

Bill Bishop

Founder and Chairman

Blue Buffalo

Blue Buffalo Pet Products, Inc. (the Company) has filed a registration statement (including a prospectus) with the SEC for its initial public offering. Before you invest, you should read the prospectus in that registration statement and other documents the Company has filed with the SEC for more complete information about the Company and its initial public offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Company, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus and, when available, the prospectus, and you may request a copy from LOYAL3 Securities, Inc. by calling toll-free 1-855-256-9253 or by emailing support@loyal3.com. U.S. residents only.

LOYAL3 Securities, Inc., a U.S. registered broker-dealer, is acting as a co-manager of the Blue Buffalo IPO.

Filed Pursuant to Rule 433

Issuer Free Writing Prospectus

Dated July 8, 2015

(To Preliminary Prospectus dated July 8, 2015)

Registration Statement No. 333-204847

On July 8, 2015, William Bishop, the Founder and Chairman of Blue Buffalo Pet Products, Inc. (the “Company”), sent an email message to certain business partners of the Company advising that a certain number of shares to be offered in the Company’s initial public offering will be made available through the platform maintained by LOYAL3 Securities, Inc. The content of that email is set forth below.

Information on, or accessible through, the LOYAL3 Securities, Inc. website or any of the websites cited in the email is not part of this Free Writing Prospectus, nor is it part of the preliminary prospectus or registration statement.

Subject: Blue Buffalo is Going Public. You’re Invited.

To: Blue Buffalo Partners

Welcome to our IPO.

Love them like family. Feed them like family. The word “family” is at the center of just about everything that we do.

In fact, the simple act of treating pets, their parents and partners like family has enabled our Blue Buffalo brand to become the #1 Wholesome Natural pet food and the #1 specialty channel brand in only ten years.

While with most IPOs, the term “friends and family” usually refers to a few select people, at Blue Buffalo you are our friends and family. It is in this spirit that we are offering you access to our IPO stock at the same price, and at the same time, as Wall Street.

At our request, the underwriters have reserved up to 5% of the common shares to be sold by Blue Buffalo in the IPO, to be offered through LOYAL3, for purchase by our partners at the initial public offering price.

The LOYAL3 Social IPO™ Platform is designed to democratize IPO participation, making it easy and affordable for large numbers of people to purchase shares in our IPO at the same price, and at the same time, as institutions and other large investors. Participation is on a first-come, first-served basis.

Individuals can elect to purchase shares in our IPO through LOYAL3 in amounts ranging from $100-$2,500, with no transaction fees. Should you choose to forward this email, you must do so without changes, in precisely this form (only by email, so hyperlink to the preliminary prospectus is active, and only to U.S. residents).

For more information, or to view a preliminary prospectus and to enroll, click Blue Buffalo IPO through the LOYAL3 platform.

We know that without you we wouldn’t be the success we are today. This is the dawn of a new chapter for our family and we look forward to sharing the future with our new and extended family.

Thank you,

Bill Bishop

Founder and Chairman

Blue Buffalo

Blue Buffalo Pet Products, Inc. (the Company) has filed a registration statement (including a prospectus) with the SEC for its initial public offering. Before you invest, you should read the prospectus in that registration statement and other documents the Company has filed with the SEC for more complete information about the Company and its initial public offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Company, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus and, when available, the prospectus, and you may request a copy from LOYAL3 Securities, Inc. by calling toll-free 1-855-256-9253 or by emailing support@loyal3.com. U.S. residents only.

LOYAL3 Securities, Inc., a U.S. registered broker-dealer, is acting as a co-manager of the Blue Buffalo IPO.

Filed Pursuant to Rule 433

Issuer Free Writing Prospectus

Dated July 8, 2015

(To Preliminary Prospectus dated July 8, 2015)

Registration Statement No. 333-204847

On July 8, 2015, William Bishop, the Founder and Chairman of Blue Buffalo Pet Products, Inc. (the “Company”), sent an email message to certain pet trainers advising that a certain number of shares to be offered in the Company’s initial public offering will be made available through the platform maintained by LOYAL3 Securities, Inc. The content of that email is set forth below.

Information on, or accessible through, the LOYAL3 Securities, Inc. website or any of the websites cited in the email is not part of this Free Writing Prospectus, nor is it part of the preliminary prospectus or registration statement.

Subject: Blue Buffalo is Going Public. You’re Invited.

To: Blue Buffalo Trainers

Welcome to our IPO.

Love them like family. Feed them like family. The word “family” is at the center of just about everything that we do.

In fact, the simple act of treating pets, parents and trainers like family has enabled our Blue Buffalo brand to become the #1 Wholesome Natural pet food and the #1 specialty channel brand in only ten years.

While with most IPOs, the term “friends and family” usually refers to a few select people, at Blue Buffalo you are our friends and family. It is in this spirit that we are offering you access to our IPO stock at the same price, and at the same time, as Wall Street.

At our request, the underwriters have reserved up to 5% of the common shares to be sold by Blue Buffalo in the IPO, to be offered through LOYAL3, for purchase by BLUE Trainers at the initial public offering price.

The LOYAL3 Social IPO™ Platform is designed to democratize IPO participation, making it easy and affordable for large numbers of people to purchase shares in our IPO at the same price, and at the same time, as institutions and other large investors. Participation is on a first-come, first-served basis.

Individuals can elect to purchase shares in our IPO through LOYAL3 in amounts ranging from $100-$2,500, with no transaction fees. Should you choose to forward this email, you must do so without changes, in precisely this form (only by email, so hyperlink to the preliminary prospectus is active, and only to U.S. residents).

For more information, or to view a preliminary prospectus and to enroll, click: Blue Buffalo IPO through the LOYAL3 platform.

We know that without you we wouldn’t be the success we are today. This is the dawn of a new chapter for our family and we look forward to sharing the future with our new and extended family.

Thank you,

Bill Bishop

Founder and Chairman

Blue Buffalo

Blue Buffalo Pet Products, Inc. (the Company) has filed a registration statement (including a prospectus) with the SEC for its initial public offering. Before you invest, you should read the prospectus in that registration statement and other documents the Company has filed with the SEC for more complete information about the Company and its initial public offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Company, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus and, when available, the prospectus, and you may request a copy from LOYAL3 Securities, Inc. by calling toll-free 1-855-256-9253 or by emailing support@loyal3.com. U.S. residents only.

LOYAL3 Securities, Inc., a U.S. registered broker-dealer, is acting as a co-manager of the Blue Buffalo IPO.

Filed Pursuant to Rule 433

Issuer Free Writing Prospectus

Dated July 8, 2015

(To Preliminary Prospectus dated July 8, 2015)

Registration Statement No. 333-204847

On July 8, 2015, William Bishop, the Founder and Chairman of Blue Buffalo Pet Products, Inc. (the “Company”), sent an email message to certain consumers of its products advising that a certain number of shares to be offered in the Company’s initial public offering will be made available through the platform maintained by LOYAL3 Securities, Inc. The content of that email is set forth below.

Information on, or accessible through, the LOYAL3 Securities, Inc. website or any of the websites cited in the email is not part of this Free Writing Prospectus, nor is it part of the preliminary prospectus or registration statement.

Subject: Blue Buffalo is Going Public. You’re Invited.

To: Blue Buffalo Pet Parents

Welcome to our IPO.

Love them like family. Feed them like family. The word “family” is at the center of just about everything that we do.

In fact, the simple act of treating pets and their parents like family has enabled our Blue Buffalo brand to become the #1 Wholesome Natural pet food and the #1 specialty channel brand in only ten years.

While with most IPOs, the term “friends and family” usually refers to a few select people, at Blue Buffalo you are our friends and family. It is in this spirit that we are offering you access to our IPO stock at the same price, and at the same time, as Wall Street.

At our request, the underwriters have reserved up to 5% of the common shares to be sold by Blue Buffalo in the IPO, to be offered through LOYAL3, for purchase by our customers at the initial public offering price.

The LOYAL3 Social IPO™ Platform is designed to democratize IPO participation, making it easy and affordable for large numbers of people to purchase shares in our IPO at the same price, and at the same time, as institutions and other large investors. Participation is on a first-come, first-served basis.

Individuals can elect to purchase shares in our IPO through LOYAL3 in amounts ranging from $100-$2,500, with no transaction fees. Should you choose to forward this email, you must do so without changes, in precisely this form (only by email, so hyperlink to the preliminary prospectus is active, and only to U.S. residents).

For more information, or to view a preliminary prospectus and to enroll, click: Blue Buffalo IPO through the LOYAL3 Platform.

We know that without you we wouldn’t be the success we are today. This is the dawn of a new chapter for our family and we look forward to sharing the future with our new and extended family.

Thank you,

Bill Bishop

Founder and Chairman

Blue Buffalo

Blue Buffalo Pet Products, Inc. (the Company) has filed a registration statement (including a prospectus) with the SEC for its initial public offering. Before you invest, you should read the prospectus in that registration statement and other documents the Company has filed with the SEC for more complete information about the Company and its initial public offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Company, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus and, when available, the prospectus, and you may request a copy from LOYAL3 Securities, Inc. by calling toll-free 1-855-256-9253 or by emailing support@loyal3.com. U.S. residents only.

LOYAL3 Securities, Inc., a U.S. registered broker-dealer, is acting as a co-manager of the Blue Buffalo IPO.

Filed Pursuant to Rule 433

Issuer Free Writing Prospectus

Dated July 8, 2015

(To Preliminary Prospectus dated July 8, 2015)

Registration Statement No. 333-204847

Free Writing Prospectus

Transcript of Blue Buffalo Pet Products, Inc.

IPO Announcement Video to Non-Management Employees

On July 8, 2015, LOYAL3 Securities, Inc. made available on its website a video featuring William Bishop, the Founder and Chairman of Blue Buffalo Pet Products, Inc. (the “Company”), announcing the initial public offering of the Company to non-management employees of the Company. A transcript of the video is set forth below.

Information on, or accessible through, the LOYAL3 Securities, Inc. website or any of the websites cited in either the video or transcript is not part of this Free Writing Prospectus, nor is it part of the preliminary prospectus or registration statement.

Video Transcript

Hello fellow Herd Members. Today I’m very excited to share some big news: Blue Buffalo is going public.

And because of the contributions that you have made to the success of the Buff, we want to share this milestone with you in a couple of ways.

First, we will be gifting shares to all our U.S. Herd Members who are not executives. And you’ll be able to own these shares at no cost to you because we’ll gross up your paycheck to cover the estimated taxes on a gift of this type.

And since some of you might want to participate to a somewhat greater degree, we’ve worked with our friends at LOYAL3 to make our IPO stock available to you at the same time, and at the same price as Wall Street, fee free, with orders starting for as little as $100.

This is the beginning of an exciting new chapter for Blue Buffalo and I look forward to sharing our future with you.

[LOYAL3 website address and logo and legends]

Blue Buffalo Pet Products, Inc. (“Blue Buffalo”) has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Blue Buffalo has filed with the Securities and Exchange Commission for more complete information about Blue Buffalo and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Blue Buffalo, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling LOYAL3 Securities, Inc. toll-free at 1-855-256-9253 or by emailing support@loyal3.com. U.S. residents only.

LOYAL3 Securities, Inc., a U.S. registered broker-dealer, is acting as a co-manager in the offering.

Filed Pursuant to Rule 433

Issuer Free Writing Prospectus

Dated July 8, 2015

(To Preliminary Prospectus dated July 8, 2015)

Registration Statement No. 333-204847

Free Writing Prospectus

Transcript of Blue Buffalo Pet Products, Inc.

IPO Announcement Video to Employees

On July 8, 2015, LOYAL3 Securities, Inc. made available on its website a video featuring William Bishop, the Founder and Chairman of Blue Buffalo Pet Products, Inc. (the “Company”), announcing the initial public offering of the Company to certain employees of the Company. A transcript of the video is set forth below.

Information on, or accessible through, the LOYAL3 Securities, Inc. website or any of the websites cited in either the video or transcript is not part of this Free Writing Prospectus, nor is it part of the preliminary prospectus or registration statement.

Video Transcript

Hello fellow Herd members. Today I’m very excited to share some big news: Blue Buffalo is going public.

Having worked with many of you for a lot of years, it’s clear to me that if it were not for you, the Buff would not be the success that it is today.

This is why I believe that you should be able to share in our IPO at the same time, and at the same price as Wall Street.

So working in partnership with our friends at LOYAL3, we are making our IPO stock available to you, fee free, with orders starting for as little as $100.

This is the beginning of an exciting new chapter for Blue Buffalo, and I look forward to sharing our future with you.

[LOYAL3 website address and logo and legends]

Blue Buffalo Pet Products, Inc. (“Blue Buffalo”) has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Blue Buffalo has filed with the Securities and Exchange Commission for more complete information about Blue Buffalo and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Blue Buffalo, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling LOYAL3 Securities, Inc. toll-free at 1-855-256-9253 or by emailing support@loyal3.com. U.S. residents only.

LOYAL3 Securities, Inc., a U.S. registered broker-dealer, is acting as a co-manager in the offering.

Filed Pursuant to Rule 433

Issuer Free Writing Prospectus

Dated July 8, 2015

(To Preliminary Prospectus dated July 8, 2015)

Registration Statement No. 333-204847

Free Writing Prospectus

Transcript of Blue Buffalo Pet Products, Inc.

IPO Announcement Video to Business Partners

On July 8, 2015, LOYAL3 Securities, Inc. made available on its website a video featuring William Bishop, the Founder and Chairman of Blue Buffalo Pet Products, Inc. (the “Company”), announcing the initial public offering of the Company to certain business partners of the Company. A transcript of the video is set forth below.

Information on, or accessible through, the LOYAL3 Securities, Inc. website or any of the websites cited in either the video or transcript is not part of this Free Writing Prospectus, nor is it part of the preliminary prospectus or registration statement.

Video Transcript

Hi, I’m Bill Bishop, the Founder and Chairman of Blue Buffalo, and I am excited to share some big news. Blue Buffalo is going public.

And we realize, that if it were not for partners like you, the Buff would not be the success that we are today.

This is why we want to share our IPO with you, at the same price, and at the same time, as Wall Street.

Working with our friends at LOYAL3, we are making our IPO stock available to you, fee-free, with orders starting for as little as $100.

So while with typical IPOs, the term “friends and family” usually refers to only a few select individuals who can participate with Wall Street, at Blue Buffalo, you are our friends and family, and we’d be honored if you joined us.

This is the beginning of an exciting new chapter for us. We look forward to sharing our future with you, our new and extended family.

[LOYAL3 website address and logo and legends]

Blue Buffalo Pet Products, Inc. (“Blue Buffalo”) has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Blue Buffalo has filed with the Securities and Exchange Commission for more complete information about Blue Buffalo and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Blue Buffalo, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling LOYAL3 Securities, Inc. toll-free at 1-855-256-9253 or by emailing support@loyal3.com. U.S. residents only.

LOYAL3 Securities, Inc., a U.S. registered broker-dealer, is acting as a co-manager in the offering.

Filed Pursuant to Rule 433

Issuer Free Writing Prospectus

Dated July 8, 2015

(To Preliminary Prospectus dated July 8, 2015)

Registration Statement No. 333-204847

Free Writing Prospectus

Transcript of Blue Buffalo Pet Products, Inc.

IPO Announcement Video to Pet Trainers

On July 8, 2015, LOYAL3 Securities, Inc. made available on its website a video featuring William Bishop, the Founder and Chairman of Blue Buffalo Pet Products, Inc. (the “Company”), announcing the initial public offering of the Company to certain pet trainers. A transcript of the video is set forth below.

Information on, or accessible through, the LOYAL3 Securities, Inc. website or any of the websites cited in either the video or transcript is not part of this Free Writing Prospectus, nor is it part of the preliminary prospectus or registration statement.

Video Transcript

Hi, I’m Bill Bishop, the Founder and Chairman of Blue Buffalo, and I am excited to share some big news: Blue Buffalo is going public.

And we realize, that if it were not for trainers like you, the Buff would not be the success that we are today.

This is why we want to share our IPO with you, at the same price, and at the same time, as Wall Street.

Working with our friends at LOYAL3, we are making our IPO stock available to you, fee-free, with orders starting for as little as $100.

So while with typical IPOs, the term “friends and family” usually refers to only a few select individuals who can participate with Wall Street, at Blue Buffalo, you are our friends and family, and we’d be honored if you joined us.

This is the beginning of an exciting new chapter for us. We look forward to sharing our future with you, our new and extended family.

[LOYAL3 website address and logo and legends]

Blue Buffalo Pet Products, Inc. (“Blue Buffalo”) has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Blue Buffalo has filed with the Securities and Exchange Commission for more complete information about Blue Buffalo and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Blue Buffalo, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling LOYAL3 Securities, Inc. toll-free at 1-855-256-9253 or by emailing support@loyal3.com. U.S. residents only.

LOYAL3 Securities, Inc., a U.S. registered broker-dealer, is acting as a co-manager in the offering.

Filed Pursuant to Rule 433

Issuer Free Writing Prospectus

Dated July 8, 2015

(To Preliminary Prospectus dated July 8, 2015)

Registration Statement No. 333-204847

Free Writing Prospectus

Transcript of Blue Buffalo Pet Products, Inc.

IPO Announcement Video to Consumers

On July 8, 2015, LOYAL3 Securities, Inc. made available on its website a video featuring William Bishop, the Founder and Chairman of Blue Buffalo Pet Products, Inc. (the “Company”), announcing the initial public offering of the Company to certain consumers of the Company’s products. A transcript of the video is set forth below.

Information on, or accessible through, the LOYAL3 Securities, Inc. website or any of the websites cited in either the video or transcript is not part of this Free Writing Prospectus, nor is it part of the preliminary prospectus or registration statement.

Video Transcript

Hi, I’m Bill Bishop, the Founder and Chairman of Blue Buffalo, and I am excited to share some big news: Blue Buffalo is going public.

We realize, that if it were not for you, our loyal pet parents, Blue Buffalo would not be the success that it is today.

This is why we want to share our IPO with you, at the same price, and at the same time, as Wall Street.

So working with our friends at LOYAL3, we are making our IPO stock available to you, fee-free, with orders starting for as little as $100.

While with typical IPOs, the term “friends and family” is used to describe only a few select individuals who are able to participate along with Wall Street, at Blue Buffalo, you are our friends and family, and we’d be honored to have you join us.

This is the beginning of an exciting new chapter for Blue Buffalo, and we look forward to sharing our future with you, our new and extended family.

[LOYAL3 website address and logo and legends]

Blue Buffalo Pet Products, Inc. (“Blue Buffalo”) has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Blue Buffalo has filed with the Securities and Exchange Commission for more complete information about Blue Buffalo and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Blue Buffalo, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling LOYAL3 Securities, Inc. toll-free at 1-855-256-9253 or by emailing support@loyal3.com. U.S. residents only.

LOYAL3 Securities, Inc., a U.S. registered broker-dealer, is acting as a co-manager in the offering.

Filed Pursuant to Rule 433

Issuer Free Writing Prospectus

Dated July 8, 2015

(To Preliminary Prospectus dated July 8, 2015)

Registration Statement No. 333-204847

Free Writing Prospectus

Transcript of Blue Buffalo Pet Products, Inc.

IPO Announcement Video to Retail Investors

On July 8, 2015, LOYAL3 Securities, Inc. made available on its website a video featuring William Bishop, the Founder and Chairman of Blue Buffalo Pet Products, Inc. (the “Company”), announcing the initial public offering of the Company to certain retail investors. A transcript of the video is set forth below.

Information on, or accessible through, the LOYAL3 Securities, Inc. website or any of the websites cited in either the video or transcript is not part of this Free Writing Prospectus, nor is it part of the preliminary prospectus or registration statement.

Video Transcript

Hi, I’m Bill Bishop, the Founder and Chairman of Blue Buffalo, and I am excited to share some big news: Blue Buffalo is going public.

We realize, that if it were not for you, our loyal pet parents, Blue Buffalo would not be the success that it is today.

This is why we want to share our IPO with you, at the same price, and at the same time, as Wall Street.

So working with our friends at LOYAL3, we are making our IPO stock available to you, fee-free, with orders starting for as little as $100.

While with typical IPOs, the term “friends and family” is used to describe only a few select individuals who are able to participate along with Wall Street, at Blue Buffalo, you are our friends and family, and we’d be honored to have you join us.

This is the beginning of an exciting new chapter for Blue Buffalo, and we look forward to sharing our future with you, our new and extended family.

[LOYAL3 website address and logo and legends]

Blue Buffalo Pet Products, Inc. (“Blue Buffalo”) has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Blue Buffalo has filed with the Securities and Exchange Commission for more complete information about Blue Buffalo and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Blue Buffalo, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling LOYAL3 Securities, Inc. toll-free at 1-855-256-9253 or by emailing support@loyal3.com. U.S. residents only.

LOYAL3 Securities, Inc., a U.S. registered broker-dealer, is acting as a co-manager in the offering.